Subsequent Events	1 Months Ended
Jan. 31, 2015
Subsequent Events.
SUBSEQUENT EVENTS

17. SUBSEQUENT EVENTS

        In March and April 2015, the Company amended certain warrants to reduce the exercise price of such warrants from $3.70 to $2.50 per share with a corresponding increase in the number of shares of common stock exercisable under the warrants so that the aggregate exercise value of such warrants remained the same. As of April 1, 2015, the holders had exercised such warrants for an aggregate of 564,662 shares of common stock for an aggregate cash exercise price of $1,411,655.

        On April 9, 2015, the Company filed a Form S-1 with the SEC in connection with a proposed public offering of common stock for an aggregate offering amount up to $20 million.